ENTERPRISE FINANCIAL SERVICES CORP KEENE S. TURNER, EXECUTIVE VICE PRESIDENT & CFO SCOTT R. GOODMAN, EVP & PRESIDENT, ENTERPRISE BANK & TRUST INVESTOR PRESENTATION

1 Some of the information in this report contains “forward-looking statements” within the meaning of and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward-looking statements are expressed differently. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including, but not limited to: credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption “Risk Factors” of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company’s actual results to differ from those set forth in the forward-looking statements. Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission which are available on our website at www.enterprisebank.com. FORWARD-LOOKING STATEMENT

2 COMPANY SNAPSHOT FDIC Data ENTERPRISE BANK $3.4 Billion IN TOTAL ASSETS ENTERPRISE TRUST $1.5 Billion IN ASSETS UNDER ADMINISTRATION CONCENTRATED ON PRIVATE BUSINESSES AND OWNER FAMILIES RELATIONSHIP DRIVEN ATTRACT TOP TALENT IN MARKETS PRODUCT BREADTH • BANKING • TRUST & WEALTH MANAGEMENT • TREASURY MANAGEMENT PROVEN ABILITY TO GROW COMMERCIAL AND INDUSTRIAL “C&I” LOANS STRONG BALANCE SHEET WITH ATTRACTIVE RISK PROFILE FOCUSED BUSINESS MODEL: Operates in MSAs St. Louis Kansas City Phoenix

3 DIFFERENTIATED BUSINESS MODEL: BUILT FOR QUALITY EARNINGS GROWTH FOCUSED AND WELL-DEFINED STRATEGY AIMED AT BUSINESS OWNERS, EXECUTIVES AND PROFESSIONALS TARGETED ARRAY OF BANKING AND WEALTH MANAGEMENT SERVICES TO MEET OUR CLIENTS’ NEEDS EXPERIENCED BANKERS AND ADVISORS Enterprise Bank Financial & Estate Planning Tax Credit Brokerage Business & Succession Planning Trust Administration Enterprise Trust Investment Management Enterprise University Treasury Management Personal & Private Banking Commercial & Business Banking PRIVATE BUSINESSES & OWNER FAMILIES Mortgage Banking

4 EU is a Continuing Series of More than 30 High-Impact Workshops for Business Owners DESIGNED TO HELP MANAGEMENT TEAMS GROW THEIR BUSINESSES EU IS OFFERED SEMI-ANNUALLY TO ENTERPRISE CLIENTS AND PROSPECTS ALIKE ENTERPRISE UNIVERSITY: A KEY BRAND DIFFERENTIATOR EU is Unique and Highly Valued; A Clear Differentiator MORE THAN 12,000 PARTICIPANTS TO DATE BUILT TO ENHANCE THE SALES PROCESS, CLOSE TO 20% PROSPECT CONVERSION RATE CREATES “RAVING FANS” FOR ENTERPRISE

5 7th RANKED IN DEPOSIT SHARE, LARGEST PUBLICLY HELD BANK BASED IN ST. LOUIS* STRONG TRACK RECORD OF SUCCESS IN ST. LOUIS *Excludes Bank Units of Scottrade, Stifel Nicolaus, 6/30/14 FDIC data $1.5 BILLION WEALTH MANAGEMENT BUSINESS $1.8 BILLION IN LOANS $1.3 BILLION IN DEPOSITS CONSISTENT ABILITY TO PRODUCE LOAN GROWTH – 19% CAGR in C&I Loans OVER PAST FIVE YEARS ATTRACTING Top Level BANKERS

6 ENTERED MARKET IN 2000 $633 Million IN LOANS $585 Million IN DEPOSITS ADDITIONAL GROWTH OPPORTUNITIES STRONG FOOTPRINT IN DESIRABLE Johnson County SIMILARITY TO ST. LOUIS’ Stable and Diverse Economic Profile ENABLES SIMILAR MARKET STRATEGIES Kansas City

7 ADDITIONAL GROWTH OPPORTUNITIES Source: 6/30/14 FDIC data, SNL Financial ESTABLISHED PRESENCE IN 2009 $150 Million IN LOANS $87 Million IN DEPOSITS Phoenix-Mesa-Scottsdale, AZ REBOUNDING ECONOMY WITH Strong Growth POTENTIAL. RANKED 10 of 100 Largest Metro AREAS IN OVERALL ECONOMIC PERFORMANCE POST-RECESSION. HIGHLY CONCENTRATED BANKING MARKET Favorable for EFSC’s Business Focused, HIGH SERVICE MODEL Phoenix Institution (ST) 2014 Number of Branches 2014 Total Deposits in Market ($000) 2014 Total Market Share (%) J Morgan hase & Co. (NY) 196 19,220,930 26.80 Wells Fargo & Co. (CA) 176 18,727,096 26.11 73% Bank of America Corp. (NC) 107 14,539,161 20.27 Western Alliance Bancorp (AZ) 7 2,495,220 3.48 BBV 50 2,348,020 3.27 Bank of Montreal 42 2,085,989 2.91 Zions Bancorp. (UT) 24 1,521,345 2.12 U.S. Bancorp (MN) 66 1,240,437 1.73 Midland Financial Co. (OK) 26 1,120,835 1.56 New York Community Bancorp (NY) 14 903,084 1.26 Enterprise Financial Services (MO) 2 93,206 0.13 Total For Institutions In Market 893 71,727,760

8 CROSS-SELLING AND BUSINESS BANKING INITIATIVES COMPLEMENT PRIMARY COMMERCIAL STRATEGY HIGH Client Satisfaction PAVES WAY FOR ADD-ON PRODUCT SALES TREASURY MANAGEMENT Product Implementations Rose 18% IN 2014; 40% OF ALL NEW IMPLEMENTATIONS WERE CROSS-SELLS TO CURRENT CLIENTS Business Banking Initiative TARGETING $1-10 MILLION REVENUE BUSINESSES, Produced 17% Increase IN BANKING RELATIONSHIPS IN 2014; AVERAGE CROSS-SELL RATIO 4.3 BRANCH ORGANIZATION MOBILIZED TO Cross-Sell Personal Banking Services TO COMMERCIAL AND BUSINESS BANKING CLIENTS ESTABLISHED Distinct Sales and Relationship Management Models TO EFFICIENTLY PENETRATE AND SERVICE THE MARKET

9 HISTORY OF STRONG C&I GROWTH $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2010 2011 2012 2013 2014 6/30/2015 $594 In millions $763 $963 $1,042 $1,270 $1,335

10 Tax Credit Programs. $133 MILLION IN LOANS OUTSTANDING RELATED TO FEDERAL NEW MARKETS, HISTORIC AND MISSOURI AFFORDABLE HOUSING TAX CREDITS. $183 MILLION IN FEDERAL & STATE NEW MARKETS TAX CREDITS AWARDED TO DATE. Enterprise Value Lending. $251 MILLION IN M&A RELATED LOANS OUTSTANDING, PARTNERING WITH PE AND VC FIRMS Life Insurance Premium Financing. $239 MILLION IN LOANS OUTSTANDING RELATED TO HIGH NET WORTH ESTATE PLANNING FOCUSED LOAN GROWTH STRATEGIES 5.2% 9.9% 9.4% Total Portfolio Loans SPECIALIZED MARKET SEGMENTS HAVE GROWN TO 25% OF TOTAL PORTFOLIO LOANS, OFFERING COMPETITIVE ADVANTAGES, RISK ADJUSTED PRICING AND FEE INCOME OPPORTUNITIES. EXPECTATIONS FOR FUTURE GROWTH INCLUDE CONTINUED FOCUS IN THESE SPECIALIZED MARKET SEGMENTS.

11 DRIVERS OF LOAN GROWTH Enterprise Value Lending, 33.5% Life Insurance Premium Finance, 16.5% General Commercial & Industrial, 16.2% Commercial/ Construction RE, 16.3% Residential RE, 4.0% Consumer & Other, 13.5% ENTERPRISE VALUE LENDING LIFE INSURANCE PREMIUM FINANCE GENERAL COMMERCIAL & INDUSTRIAL COMMERCIAL/CONSTRUCTION RE RESIDENTIAL RE CONSUMER & OTHER $291 MILLION June 30, 2014 – June 30, 2015

12 PORTFOLIO LOAN TRENDS In Millions 2,251 2,295 2,434 2,436 2,543 6/30/2014 9/30/2014 12/31/2014 3/31/2015 6/30/2015

13 24% 38% 19% 19% ATTRACTIVE DEPOSIT MIX CD Interest Bearing Transaction Accts DDA MMA & Savings JUNE 30, 2015 $2,692MM Significant DDA BASE Declining COST OF DEPOSITS IMPROVING Core Funding 80% OF Core Deposits ARE COMMERCIAL CUSTOMERS $2,465 $2,510 $2,492 $2,675 $2,692 27.4% 27.7% 25.8% 25.5% 24.5% -30.0% -5.0% 20.0% Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Deposits DDA % Cost of Deposits 0.39%

14 CONTINUED Growth in Core EPS  DRIVE NET INTEREST INCOME GROWTH IN DOLLARS WITH FAVORABLE LOAN GROWTH TRENDS  DEFEND NET INTEREST MARGIN  MAINTAIN HIGH QUALITY CREDIT PROFILE ACHIEVE FURTHER Improvement IN Operating Leverage Enhance Deposit Levels TO SUPPORT GROWTH FINANCIAL PRIORITIES Trend Q2 ‘15 vs Q2 ‘14 23% 9% 5 bps 0.17% NPLs/Loans 7% 9%

15 POSITIVE MOMENTUM IN CORE* EARNINGS PER SHARE $0.31 $0.37 $0.33 $0.35 $0.38 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 23% CORE EPS GROWTH FROM Q2 2014 TO Q2 2015

16 EARNINGS PER SHARE $22,387 $0.90 <$0.16> $0.74 EPS Non-Core Covered Assets Core EPS In Millions * A Non GAAP Measure, Refer to Appendix for Reconciliation (1) FDIC Loss Sharing Agreements REPORTED VS. CORE EPS* 2015 YTD (1)

17 NET INTEREST INCOME DRIVING CORE REVENUE GROWTH* In Millions Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation $24.2 $24.9 $25.7 $25.6 $26.3 3.41% 3.41% 3.45% 3.46% 3.46% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $18.0 $19.0 $20.0 $21.0 $22.0 $23.0 $24.0 $25.0 $26.0 $27.0 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Core Net Interest Income* FTE Net Interest Margin*

18 CREDIT TRENDS FOR PORTFOLIO LOANS 15 bps -5 bps 10 bps 25 bps 11 bps Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 0 Net Charge-offs (1) 2014 NCO = 7 bps (1) Portfolio loans only, excludes PCI loans $77.1 $43.8 $139.0 $1.6 $107.0 0 50 100 150 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Portfolio Loan Growth $1.3 $0.1 $2.0 $1.6 $2.2 $- $0.6 $1.2 $1.8 $2.4 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Provision for Portfolio Loans Q2 2015 EFSC Peer(2) NPA’s/Assets = 0.58% 0.82% NPL’s/Loans = 0.69% 0.87% ALLL/NPL’s = 182% 139% ALLL/Loans = 1.25% 1.30% (2) Peer data as of 3/31/2015 (source: SNL Financial) In Millions In Millions

19 MANAGED OPERATING EXPENSES* IMPROVING EFFICIENCY In Millions Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation $19.5 $19.3 $20.2 $19.1 $19.0 64.5% 62.8% 62.8% 60.7% 57.6% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 0 6 12 18 24 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Operating Expenses* Core Efficiency Ratio*

20 THIRD QUARTER DIVIDEND INCREASED 17% TO $0.07 PER COMMON SHARE 2,000,000 SHARE COMMON STOCK REPURCHASE PLAN INSTITUTED  ~ 10% OF EFSC OUTSTANDING SHARES  NO SPECIFIED END DATE  DISCIPLINED, PATIENT APPROACH BASED ON MARKET CONDITIONS SUFFICIENT CAPITAL TO SUPPORT GROWTH PLANS STRONG CAPITAL LEVELS FACILITATE GROWTH AND RETURNS 5.15% 4.99% 6.02% 7.78% 8.69% 9.01% 8.94% TANGIBLE COMMON EQUITY/TANGIBLE ASSETS

21 HIGHLY FOCUSED, Proven BUSINESS MODEL STRONG TRACK RECORD OF Commercial Loan Growth DIFFERENTIATED COMPETITIVE Lending Expertise Replicating ST. LOUIS MODEL IN Kansas City AND Phoenix DEMONSTRATED PROGRESS TOWARD INCREASED RETURNS AND Enhancing Shareholder Value 154% 90% EFSC Index 5-Year Total Shareholder Return Note: Index = SNL U.S. Bank $1B - $5B, as of 06/30/2015 Source: SNL ENTERPRISE FINANCIAL

22 APPENDIX 2Q 2015 INVESTOR PRESENTATION

23 EARNINGS PER SHARE $22,387 $0.43 <$0.05> $0.38 EPS Non-Core Covered Assets Core EPS In Millions * A Non GAAP Measure, Refer to Appendix for Reconciliation (1) FDIC Loss Sharing Agreements REPORTED VS. CORE EPS* Q2 2015 (1)

24 BALANCE SHEET POSITIONED FOR GROWTH Modest Asset Sensitivity (200 BPS RATE SHOCK INCREASES NII BY 3.6%) 62% FLOATING RATE LOANS, WITH THREE-YEAR AVERAGE DURATION High-quality, Cash-flowing SECURITIES PORTFOLIO WITH FOUR YEAR AVERAGE DURATION 25% DDA TO TOTAL DEPOSITS 8.9% Tangible Common Equity/Tangible ASSETS

25 SIGNIFICANT EARNINGS CONTRIBUTION (PRE-TAX) Significant CONTRIBUTION TO FUTURE EARNINGS WITH ESTIMATED FUTURE ACCRETABLE YIELD OF $29 Million Loss Share Agreements EXPIRATION DATES SUCCESSFUL FDIC-ASSISTED ACQUISITION STRATEGY 2013 2014 $15,459 $10,860 Dollars in Thousands Accretable yield estimate as of 6/30/14 COMPLETED 4 FDIC- Assisted TRANSACTIONS SINCE DECEMBER 2009 CONTRIBUTED $45 Million IN Net Earnings SINCE ACQUISITION $178 Million OF CONTRACTUAL CASH FLOWS WITH $84 Million CARRYING VALUE Valley Capital Home Natl Legacy Bank First Natl Olathe Single Family Dec 2019 Jul 2020 Jan 2021 Aug 2021 Non Single Family Expired Jul 2015 Jan 2016 Aug 2016

26 USE OF NON-GAAP FINANCIAL MEASURES The Company's accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as Core net income margin and other Core performance measures, in this presentation that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its Core performance measures presented in presentation as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of PCI loans and related income and expenses, the impact of nonrecurring items, and the Company's operating performance on an ongoing basis. Core performance measures include contractual interest on PCI loans but exclude incremental accretion on these loans. Core performance measures also exclude the Change in FDIC receivable, Gain or loss of other real estate covered under FDIC loss share agreements and expenses directly related to the PCI loans and other assets covered under FDIC loss share agreements. Core performance measures also exclude certain other income and expense items the Company believes to be not indicative of or useful to measure the Company's operating performance on an ongoing basis. The attached tables contain a reconciliation of these Core performance measures to the GAAP measures. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company's performance and capital strength. The Company's management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company's operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the tables below, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measure for the periods indicated. Peer group data consists of banks with total assets from $1-$10 billion with commercial loans greater than 20% and consumer loans less than 20%.

27 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Jun 30, Mar 31, Dec 31, Sep 30, Jun 30, Jun 30, Jun 30, (in thousands) 2015 2015 2014 2014 2014 2015 2014 CORE PERFORMANCE MEASURES Net interest income 29,280$ 29,045$ 30,816$ 27,444$ 28,742$ 58,325$ 59,108$ Less: Incremental accretion income 3,003 3,458 5,149 2,579 4,538 6,461 11,202 Core net interest income 26,277 25,587 25,667 24,865 24,204 51,864 47,906 Total noninterest income 5,806 3,583 4,852 4,452 3,405 9,389 7,327 Less: Change in FDIC loss share receivable (945) (2,264) (1,781) (2,374) (2,742) (3,209) (5,152) Less (Plus): Gain (loss) on sale of other real estate covered under FDIC loss share 10 (15) 195 (45) 164 (5) 295 Less: Gain on sale of investment securities - 23 - - - 23 - Less: Closing fee - - - 945 - - - Core noninterest income 6,741 5,839 6,438 5,926 5,983 12,580 12,184 Total core revenue 33,018 31,426 32,105 30,791 30,187 64,444 60,090 Provision for portfolio loans 2,150 1,580 1,968 66 1,348 3,730 2,375 Total noninterest expense 19,458 19,950 24,795 21,121 20,445 39,408 41,547 Less: FDIC clawback 50 412 141 1,028 143 462 32 Less: Other loss share expenses 378 470 544 746 834 848 1,663 Less: FHLB prepayment penalty - - 2,936 - - - - Less: Facilities disposal charge - - 1,004 - - - - Core noninterest expense 19,030 19,068 20,170 19,347 19,468 38,098 39,852 Core income before income tax expense 11,838 10,778 9,967 11,378 9,371 22,616 17,863 Core income tax expense 4,134 3,647 3,264 3,926 3,108 7,781 5,975 Core net income 7,704$ 7,131$ 6,703$ 7,452$ 6,263$ 14,835$ 11,888$ Core earnings per share 0.38$ 0.35$ 0.33$ 0.37$ 0.31$ 0.74$ 0.60$ Core return on average assets 0.93% 0.88% 0.82% 0.93% 0.80% 0.91% 0.77% Core return on average common equity 9.34% 8.99% 8.43% 9.65% 8.44% 9.17% 8.20% Core return on average tangible common equity 10.41% 10.06% 9.47% 10.89% 9.57% 10.24% 9.33% Core efficiency ratio 57.64% 60.67% 62.83% 62.83% 64.49% 59.12% 66.32% NET INTEREST MARGIN TO CORE NET INTEREST MARGIN Net interest income (fully tax equivalent) 29,691$ 29,467$ 31,223$ 27,843$ 29,133$ 59,158$ 59,936$ Less: Incremental accretion income 3,003 3,458 5,149 2,579 4,538 6,461 11,202 Core net interest income (fully tax equivalent) 26,688$ 26,009$ 26,074$ 25,264$ 24,595$ 52,697$ 48,734$ Average earning assets 3,096,294$ 3,047,815$ 2,998,467$ 2,943,070$ 2,895,982$ 3,072,188$ 2,872,380$ Reported net interest margin (fully tax equivalent) 3.85% 3.92% 4.13% 3.75% 4.04% 3.88% 4.21% Core net interest margin (fully tax equivalent) 3.46% 3.46% 3.45% 3.41% 3.41% 3.46% 3.42% For the Quarter ended For the Six Months ended